UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 26, 2009

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	0-17706	23-2318082
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders.

On January 26, 2009, PhotoMedex, Inc. (the “Company”) effected a one-for-seven (1-for-7) reverse stock split of its outstanding shares of common stock, par value $0.01 per share (“Common Stock”), upon the filing of a Certificate of Amendment to its Restated Certificate of Incorporation as described in Item 5.03 below (the “Reverse Stock Split”).  The Reverse Stock Split was effective at [11:26 am] on January 26, 2009 (the “Effective Time”).  Pursuant to the Reverse Stock Split, each holder of seven shares of Common Stock immediately prior to the Effective Time became the holder of one share of Common Stock immediately after the Effective Time.  All outstanding options, warrants, convertible notes or other rights convertible into or exercisable for shares of Common Stock were adjusted in accordance with their terms and pursuant to the ratio of the Reverse Stock Split.  No fractional shares were issued in connection with the Reverse Stock Split.  Any fractional shares resulting from the Reverse Stock Split were rounded up to the nearest whole share and no cash payment was made in respect to such rounding.

As of the opening of The Nasdaq Global Market on January 27, 2009, the Common Stock will trade on a Reverse Stock Split-adjusted basis under the trading symbol “PHMDD” for a period of 20 trading days.  Commencing on February 25, 2009, the Common Stock will resume trading under the symbol “PHMD.”

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2009, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect: (i) the Reverse Stock Split, and (ii) an increase in the number of authorized shares of Common Stock to 21,428,571 shares.  A copy of the Certificate of Amendment is attached to this current report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2009, the Company issued a press release reporting the results of its 2009 Annual Meeting of Stockholders.  A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment.
99.1	Press Release dated January 26, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: January 26, 2009	By:	/s/ Jeffrey F. O’Donnell
Jeffrey F. O’Donnell Chief Executive Officer

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Amendment.
99.1	Press Release dated January 26, 2009.